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                                                                   Exhibit 10.10


         uWink Inc.
         12536 Beatrice St.
         Los Angeles, CA 90066
         310.827.6900   310.827.7633 fax
         www.uwink.com


April 10, 2006

Nolan Bushnell
12536 Beatrice St.
Los Angeles, CA  90066

Dear Nolan:

Reference is made to the Lease Agreement (the "Lease Agreement"), dated February 3, 2006, between Promenade LP, as landlord, and you, as tenant, and the Assignment, Assumption and Consent Agreement, effective as of April 10, 2006, among uWink, Inc. (the "Company"), Promenade LP and you.

In consideration of your assignment of your right, title and interest under the Lease Agreement to the Company, the Company hereby acknowledges and agrees that should you become obligated under the Lease Agreement as a result of the Company's failure to perform under the Lease Agreement, you shall have the right to operate the leased premises in order to satisfy your obligations under the Lease Agreement.


Best,

/s/ Peter F. Wilkniss
---------------------------
Peter F. Wilkniss
Chief Financial Officer